                                                                                                                        March 15, 2012

DREYFUS VARIABLE INVESTMENT FUND
-QUALITY BOND PORTFOLIO

Supplement to Summary Prospectus
dated May 1, 2011

The following information supersedes and replaces any contrary information contained in the section of the summary prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation.  David R. Bowser is the fund's primary portfolio manager, a position he has held since July 2008.  Mr. Bowser is an employee of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation.  Mr. Bowser is Director of Active Fixed Income and Senior Portfolio Manager at Standish.